SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: December 28, 2007
(Date of earliest event reported)

PERVASIP CORP.
(Exact name of Registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

0-4465	13-2511270
(Commission File No.)	(I.R.S. Employer Identification No.)

75 South Broadway, Suite 302
White Plains, New York 10601
(Address of principal executive offices; zip code)

(914) 682-0214
(Registrant’s telephone number, including area code)

eLEC COMMUNICATIONS CORP.
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17
CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a Certificate of Amendment (the “Amendment”) to our Certificate of
Incorporation filed with the Secretary of State of the State of New York on December 28, 2007,
we effected a change in our corporate name to “Pervasip Corp.”. The proposal for the
Amendment was previously disclosed in a Definitive Schedule 14A Proxy Statement pursuant to
Section 14(a) of the Securities Exchange Act of 1934, filed with the Securities and Exchange
Commission on May 15, 2007. The name change was approved at our annual meeting of shareholders held on June 7, 2007. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

On January 4, 2008, we issued a press release announcing (i) the filing of the
Amendment and the changes effected thereby, (ii) that the CUSIP number for our common stock has been changed to 715709 101and (iii) that we plan to change the ticker symbol under which our common stock trades on NASDAQ’s “Over-the-Counter” Bulletin Board. A copy of the press release is attached hereto as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01		Financial Statements and Exhibits.

(c)	Exhibits.

	Number	Documents

	3.1	Certificate of Amendment to the Certificate of Incorporation effective as of December 28, 2007.

	99.1	Press release of Pervasip Corp., dated January 4, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERVASIP CORP.

Date:	January 4, 2008	By:	/s/ Paul H. Riss
		Name:	Paul H. Riss
		Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Documents

3.1	Certificate of Amendment to the Certificate of Incorporation effective as of December 28, 2007.

99.1	Press release of Pervasip Corp., dated January 4, 2008.

EXHIBIT 3.1

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
eLEC COMMUNICATIONS CORP.

Pursuant to Section 805 of the
Business Corporation Law

The undersigned, being the President and Secretary, respectively, of eLEC
Communications Corp., a New York corporation (the “Corporation”) hereby certifies and sets forth as follows:

1.	The name of the Corporation as of the date of this Certificate of Amendment is
eLEC Communications Corp. The Corporation was incorporated under the name "Sirco
Products Co. Inc." and the Certificate of Incorporation of the Corporation was filed with the
Department of State of the State of New York on July 22, 1964.

2.	The Corporation hereby amends its Certificate of Incorporation as follows in order to amend the name of the Corporation:

Article First of the Corporation’s Certificate of Incorporation is deleted in its entirety and replaced with the following:

“First: The name of the corporation is Pervasip Corp.”

3.	The amendment effected herein was authorized and adopted by a vote of the board at a meeting of the board of directors of the Corporation held on March 30, 2007 followed by a vote of a majority of all outstanding shares entitled to vote thereon at the annual meeting of the shareholders of the Corporation held on June 7, 2007, pursuant to Sections 801, 803 and 805 of the Business Corporation Law of the State of New York.

IN WITNESS WHEREOF, the undersigned, President and Secretary of the Corporation, have each executed this Amendment on December 27, 2007, and each affirms that the statements contained herein are affirmed as true under penalties of perjury.

eLEC COMMUNICATIONS CORP.

/s/Paul H. Riss
Paul H. Riss
Chief Executive Officer

/s/Eric M. Hellige
Eric M. Hellige
Secretary

EXHIBIT 99.1

eLEC Communications Corp. Changes Name to Pervasip Corp.

WHITE PLAINS, N.Y., January 4, 2008 -- eLEC Communications Corp. (OTCBB:ELEC) today announced that it has filed a Certificate of Amendment to its Certificate of Incorporation
changing its name to Pervasip Corp., effective as of December 28, 2007. The CUSIP number for the Company’s common stock has been changed to 715709 101 and the Company plans to change the ticker symbol under which its common stock trades on NASDAQ’s “Over-the-
Counter” Bulletin Board.

About The Company

The Company, headquartered in White Plains, N.Y., is taking advantage of the convergence of the technological and regulatory developments in the Internet and telecommunications markets.
Pervasip provides an integrated suite of IP-based communications services and, through its wholly-owned subsidiary VoX Communications, offers wholesale broadband voice, origination and termination services for cable operators, carriers, ISPs, CLECs, resellers and other wireless and wireline operators, as well as enhanced VoIP telephone service to the small business and residential marketplace.

For more information, visit www.voxcorp.net and www.pervasip.com.

Forward Looking Statement

This press release contains statements (such as projections regarding future performance) that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.
Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to those detailed from time to time in the Company’s filings with the Securities and Exchange Commission.

###

For more information, please contact:

Paul H Riss
Pervasip Corp.
914-682-0214
phriss@pervasip.com